Exhibit 99.2

BROADSTONE NET LEASE, INC.

Bob Evans
BREAKFAST·LUNCH·DINNER

THE HESS
COLLECTION

Q2 2018 QUARTERLY SUPPLEMENTAL INFORMATION

www.broadstone.com

Q2 2018 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased commercial properties. www.broadstone.com

Q2 2018 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	2

Q2 2018 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2018 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Broadstone Net Lease, Inc.'s (the "Company," "BNL," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2018, March 31, 2018, September 30, 2017 and June 30, 2017.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Forward-looking statements involve known and unknown risks, which may cause the Company’s actual future results to differ materially from expected results, including risks related to general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, and the availability of capital to finance planned growth, among others, as described in the Company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of our current operating plans and estimates as of the dates indicated. Actual operating results may differ materially from what is expressed or forecast herein. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	3

Q2 2018 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net-leased commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain operational control of their critical locations, while conserving their capital to fund their fundamental business operations.

Senior Management

Amy L. Tait

Founder and Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Sean T. Cutt

Chief Investment Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Tim Dieffenbacher

Senior Vice President and Chief Accounting Officer

Board of Directors

Amy L. Tait

Founder and Chairman of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer and President of Broadstone Real Estate, LLC

Geoffrey H. Rosenberger

Lead Independent Director

Shekar Narasimhan

Independent Director

James H. Watters

Independent Director

David M. Jacobstein

Independent Director

Laurie A. Hawkes

Independent Director

Thomas P. Lydon, Jr.

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	4

Q2 2018 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Financial Summary
Investment in rental property, net	$2,415,399	$2,293,548	$2,227,758	$1,933,320	$1,816,900
Total assets	2,815,258	2,681,669	2,578,756	2,244,099	2,138,177
Mortgage and notes payable, net	86,242	67,097	67,832	57,883	67,705
Unsecured term notes, net and revolver	1,199,864	1,154,159	1,109,912	848,407	811,670
Total liabilities	1,402,439	1,335,989	1,294,555	1,011,333	971,379
Total Broadstone Net Lease, Inc. stockholders' equity	1,300,542	1,248,768	1,186,825	1,140,214	1,073,307
Total equity (book value)	1,412,819	1,345,680	1,284,201	1,232,766	1,166,798
Total revenues	57,032	55,589	49,472	46,235	43,671
Total operating expenses	30,636	29,054	26,284	26,827	22,026
Interest expense	12,454	11,177	9,569	9,380	7,860
Net income (loss)	18,386	18,995	16,826	12,990	15,992
Net earnings per common share, basic and diluted	$0.86	$0.92	$0.84	$0.68	$0.89
FFO	34,362	34,858	31,460	27,189	25,248
FFO per share, basic and diluted	$1.60	$1.68	$1.57	$1.42	$1.40
AFFO	29,928	30,271	27,006	24,813	24,048
AFFO per share, basic and diluted	$1.39	$1.46	$1.34	$1.30	$1.33
Net cash provided by operating activities	26,438	32,237	25,575	27,057	21,322
Net cash used in investing activities	(100,196)	(87,524)	(313,795)	(134,292)	(76,066)
Net cash provided by financing activities	69,830	69,938	283,696	78,087	58,878
Distributions declared	28,002	26,948	25,015	23,949	22,537
Distributions declared per diluted share	$1.29	$1.28	$1.25	$1.25	$1.25

Portfolio Metrics
Properties	558	550	528	477	459
Rentable square feet	17.4M	16.3M	15.9M	14.1M	13.4M
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
Physical occupancy	99.4%	99.4%	99.6%	98.2%	98.1%
Weighted average remaining lease term (years)	12.9	13.0	13.1	13.2	13.4

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	5

Q2 2018 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Revenues
Rental income from operating leases	$53,590	$51,832	$46,603	$43,233	$41,256
Earned income from direct financing leases	953	966	966	968	1,074
Operating expenses reimbursed from tenants	2,486	2,749	1,812	1,995	1,296
Other income from real estate transactions	3	42	91	39	45
Total revenues	57,032	55,589	49,472	46,235	43,671
Operating expenses
Depreciation and amortization	20,232	19,202	17,294	15,643	14,733
Asset management fees	4,313	4,143	4,088	3,844	3,629
Property management fees	1,595	1,517	1,353	1,249	1,218
Property and operating expense	2,530	2,619	1,795	2,009	1,124
General and administrative	1,456	1,330	1,641	1,173	1,162
State and franchise tax	510	243	113	301	160
Provision for impairment of investment in rental properties	—	—	—	2,608	—
Total operating expenses	30,636	29,054	26,284	26,827	22,026
Operating income	26,396	26,535	23,188	19,408	21,645
Other income (expenses)
Preferred distribution income	187	188	187	187	182
Interest income	52	110	113	127	115
Interest expense	(12,454)	(11,177)	(9,569)	(9,380)	(7,860)
(Cost) gain of debt extinguishment	(51)	—	(132)	(1,404)	(3,567)
Gain (loss) on sale of real estate	4,256	3,339	2,660	4,052	5,477
Other gains	—	—	379	—	—
Net income	18,386	18,995	16,826	12,990	15,992
Net income attributable to non-controlling interests	(1,412)	(1,422)	(1,296)	(1,042)	(1,265)
Net income attributable to Broadstone Net Lease, Inc.	$16,974	$17,573	$15,530	$11,948	$14,727

Weighted average number of common shares outstanding
Basic	19,829	19,167	18,515	17,617	16,623
Diluted	21,478	20,719	20,096	19,147	18,051
Net earnings per common share
Basic and diluted	$0.86	$0.92	$0.84	$0.68	$0.89

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	6

Q2 2018 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net income	$18,386	$18,995	$16,826	$12,990	$15,992
Real property depreciation and amortization	20,232	19,202	17,294	15,643	14,733
Gain on sale of real estate	(4,256)	(3,339)	(2,660)	(4,052)	(5,477)
Provision for impairment of investment in rental properties	—	—	—	2,608	—
FFO	$34,362	$34,858	$31,460	$27,189	$25,248
Capital improvements/reserves	(49)	(49)	(49)	(49)	(49)
Straight line rent adjustment	(5,162)	(5,141)	(4,547)	(4,520)	(4,030)
Cost of debt extinguishment	51	—	132	1,404	3,567
Other gains	—	—	(379)	—	—
Amortization of debt issuance costs	472	461	452	486	433
Amortization of net mortgage premiums	(35)	(36)	(74)	205	(29)
Gain on interest rate swaps and other non-cash interest expense	—	—	—	—	(1,280)
Amortization of lease intangibles	289	178	11	99	188
AFFO	$29,928	$30,271	$27,006	$24,813	$24,048

Diluted weighted average shares outstanding[1]	21,478	20,719	20,096	19,147	18,051
Net earnings per share, basic and diluted	$0.86	$0.92	$0.84	$0.68	$0.89
FFO per diluted share	1.60	1.68	1.57	1.42	1.40
AFFO per diluted share	1.39	1.46	1.34	1.30	1.33

1 Diluted weighted average number of shares of our common stock and membership units in Broadstone Net Lease, LLC outstanding computed in accordance with GAAP.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	7

Q2 2018 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Assets
Accounted for using the operating method, net of accumulated depreciation	$2,373,376	$2,251,938	$2,186,141	$1,891,708	$1,775,293
Accounted for using the direct financing method	42,023	41,610	41,617	41,612	41,607
Investment in rental property, net	2,415,399	2,293,548	2,227,758	1,933,320	1,816,900
Cash and cash equivalents	13,765	13,499	9,355	13,698	35,752
Restricted cash	7,057	11,251	744	925	8,019
Accrued rental income	60,857	56,465	52,018	47,766	43,930
Tenant and other receivables, net	95	421	897	1,120	900
Tenant and capital reserves	1,041	992	943	897	848
Prepaid expenses and other assets	1,837	855	267	699	1,202
Notes receivable	—	6,527	6,527	6,527	6,527
Investment in related party	10,000	10,000	10,000	10,000	10,000
Interest rate swap, assets	30,169	24,040	11,008	7,493	7,781
Intangible lease assets, net	258,294	247,249	242,659	205,469	190,467
Debt issuance costs – unsecured revolver, net	2,644	2,835	3,026	3,139	3,325
Leasing fees, net	14,100	13,987	13,554	13,046	12,526
Total assets	$2,815,258	$2,681,669	$2,578,756	$2,244,099	$2,138,177
Liabilities and equity
Unsecured revolver	$272,500	$317,000	$273,000	$126,500	$90,000
Mortgages and notes payable, net	86,242	67,097	67,832	57,883	67,705
Unsecured term notes, net	927,364	837,159	836,912	721,907	721,670
Interest rate swap, liabilities	184	1,096	5,020	7,119	7,691
Accounts payable and other liabilities	22,492	22,197	20,345	18,426	18,233
Due to related parties	915	2,271	722	1,688	1,310
Tenant improvement allowances	4,292	4,292	5,669	6,627	5,627
Accrued interest payable	3,008	4,642	3,311	4,880	2,439
Intangible lease liabilities, net	85,442	80,235	81,744	66,303	56,704
Total liabilities	1,402,439	1,335,989	1,294,555	1,011,333	971,379

Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.001 par value	20	20	19	18	17
Additional paid-in capital	1,409,541	1,355,268	1,301,979	1,253,431	1,176,319
Subscriptions receivable	(500)	(144)	(15)	(470)	—
Cumulative distributions in excess of retained earnings	(135,829)	(127,183)	(120,280)	(112,725)	(102,711)
Accumulated other comprehensive income	27,310	20,807	5,122	(40)	(318)
Total Broadstone Net Lease, Inc. stockholders’ equity	1,300,542	1,248,768	1,186,825	1,140,214	1,073,307
Non-controlling interests	112,277	96,912	97,376	92,552	93,491
Total equity	1,412,819	1,345,680	1,284,201	1,232,766	1,166,798
Total liabilities and equity	$2,815,258	$2,681,669	$2,578,756	$2,244,099	$2,138,177

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	8

Q2 2018 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	20,239
Membership Units	1,737
Common Stock & OP Units	21,976
Price Per Share / Unit	$83.00
IMPLIED EQUITY MARKET CAPITALIZATION	$1,824,018
% of Total Capitalization	58.6%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$272,500
Unsecured Term Loan Facilities	780,000
Unsecured Term Loan - 2021	325,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Senior Unsecured Notes - 2027	150,000
Mortgage Debt - Various	86,802
TOTAL DEBT	$1,289,302
% of Total Capitalization	41.4%
% of Total Capitalization Floating Rate Debt	7.6%
% of Total Capitalization Fixed Rate Debt	33.8%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$3,113,320
Less: Cash and Cash Equivalents	(13,765)
Enterprise Value	$3,099,555

$325 million loan facility maturity is depicted with available extension options. The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $83 as of June 30, 2018. The fixed/hedged unsecured debt encompasses both outstanding term notes and a portion of BNL’s LOC.

Equity Summary

(unaudited, dollars in millions)

Broadstone Net Lease raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions. For the months of April 2018 through June 2018, the monthly cap was $15 million. The cap was raised to $20 million for the months of July 2018 through October 2018.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	9

Q2 2018 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	2015 Unsecured Term Loan Agreement	5.5-Year Term Loan	7-Year Term Loan	Revolver	2017 Senior Notes	Mortgages and Notes Payable	Total
2018	$—	$—	$—	$—	$—	$1,731	$1,731
2019	325,000	—	—	—	—	3,644	328,644
2020	—	—	—	—	—	9,081	9,081
2021	—	—	—	—	—	18,584	18,584
2022	—	—	—	272,500	—	3,066	275,566
Thereafter	—	265,000	190,000	—	150,000	50,696	655,696
Total	$325,000	$265,000	$190,000	$272,500	$150,000	$86,802	$1,289,302

	Outstanding Balance
	June 30,	December 31,
	2018	2017	Interest Rate	Maturity Date
2015 Unsecured Term Loan Agreement	$325,000	$325,000	1- month LIBOR + 1.40%	Feb. 2019
2017 Unsecured Revolving Credit and Term Loan Agreement
Revolver	272,500	273,000	1- and 3-month LIBOR + 1.20%	Jan. 2022
5.5-Year Term Loan	265,000	265,000	1- month LIBOR + 1.35%	Jan. 2023
7-Year Term Loan	190,000	100,000	1- month LIBOR + 1.90%	Jun. 2024
	727,500	638,000
2017 Senior Notes	150,000	150,000	4.84%	Apr. 2027
Total	1,202,500	1,113,000
Debt issuance costs, net	(2,636)	(3,088)
	1,199,864	1,109,912

As discussed in its Form 10-Q for the period ended June 30, 2018, subsequent to the end of the second quarter, on July 2, 2018 Broadstone Net Lease entered into a Note and Guaranty Agreement pursuant to the terms of which the Operating Company will issue and sell $325.0 principal amount of unsecured, fixed-rate, interest-only senior notes of which $150.0 million was issued on July 2, 2018 and the remainder will be issued on September 13, 2018. See the Company’s Form 10-Q for the period ended June 30, 2018 for further information.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	10

Q2 2018 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

Broadstone Net Lease utilizes diversified sources of debt capital including unsecured bank debt, private placement and secured mortgages (where appropriate).

$325 million term loan facility depicted with extension options.

Interest Rate Exposure

Broadstone Net Lease uses interest rate swaps to mitigate the impact of interest rate variability. The intended net impact of the swaps is that the Company pays a fixed interest rate on its variable rate borrowings.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	11

Q2 2018 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of June 30, 2018, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of June 30, 2018
Leverage ratio	≤ 0.60 to 1.00	0.43
Secured indebtedness ratio	≤ 0.40 to 1.00	0.03
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.56
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.21
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.47
Dividends and other restricted payments	Only applicable in case of default	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	12

Q2 2018 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2018.

Q1 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	116	20.0	$67,903
Industrial	3	335	13.0	32,627
Total Properties	27	451	17.6	$100,530
Weighted average cash cap rate				6.4%

Q2 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	9	177	16.9	$41,143
Industrial	4	758	14.3	96,940
Other	1	95	7.1	16,170
Total Properties	14	1,030	14.3	$154,253
Weighted average cash cap rate				6.9%

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2018.

Q1 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	3	10	$7,009	$9,503	$6,727	6.4%
Healthcare	2	30	6,464	7,310	5,672	8.4%
Total Properties	5	40	$13,473	$16,813	$12,399	7.3%

Q2 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	4	17	$7,179	$9,770	$6,292	7.5%
Healthcare	2	11	4,300	5,759	4,003	6.8%
Total Properties	6	28	$11,479	$15,529	$10,295	7.2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	13

Q2 2018 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	558
States	42
Total Building Sq. Footage	17.4M
Enterprise Value	$3.1B
Tenants	141
Brands	118
Industries	44
% Leased	100%
Physical Occupancy (based on SF)	99.4%
Top Twenty Tenant Concentration	39.5%
Investment Grade (tenant/guarantor)	12.8%
Financial Reporting Coverage	88.4%
Weighted Average Annual Rent Increases	2.1%
Weighted Average Remaining Lease Term	12.9 years

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	14

Q2 2018 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 20 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,157	3.9%	665	3.8%
Red Lobster Hospitality	25	7,311	3.5%	203	1.2%
Jack's Family Restaurants	36	5,909	2.8%	121	0.7%
Outback Steakhouse	24	5,380	2.6%	152	0.9%
Krispy Kreme	26	4,908	2.3%	152	0.9%
Big Tex Trailer Manufacturing	17	4,591	2.2%	1,302	7.5%
Siemens	2	4,552	2.2%	545	3.1%
Nestle' Dreyer's Ice Cream Company	1	4,259	2.0%	309	1.8%
Nationwide Mutual Insurance Company	2	4,017	1.9%	407	2.3%
Arkansas Surgical Hospital	1	4,014	1.9%	128	0.7%
Bob Evans Restaurants	25	3,728	1.8%	131	0.8%
BEF Foods	2	3,670	1.8%	330	1.9%
Centene Management Company	1	3,056	1.5%	220	1.3%
Shemin Nurseries	9	2,769	1.3%	97	0.6%
GRHS Foundation	1	2,729	1.3%	120	0.7%
Froedtert & Medical College of Wisconsin	4	2,704	1.3%	90	0.5%
Raben Tire	19	2,688	1.3%	455	2.6%
Preferred Freezer Services	1	2,684	1.3%	260	1.5%
K&N Management	4	2,681	1.3%	41	0.2%
MedVet Associates	7	2,668	1.3%	148	0.9%
Total Top 20 Tenants	217	$82,475	39.5%	5,876	33.9%

Top 20 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,157	3.9%	665	3.8%
Bob Evans Farms	27	7,398	3.5%	461	2.7%
Red Lobster	25	7,311	3.5%	203	1.2%
Wendy's	41	5,959	2.8%	121	0.7%
Jack's Family Restaurants	36	5,909	2.8%	121	0.7%
Taco Bell	41	5,216	2.5%	103	0.6%
Krispy Kreme	26	4,908	2.3%	152	0.9%
Outback Steakhouse	22	4,705	2.2%	139	0.8%
Big Tex Trailers	17	4,591	2.2%	1,302	7.5%
Siemens	2	4,552	2.2%	545	3.1%
Nestle	1	4,259	2.0%	310	1.8%
Nationwide Mutual Insurance Co.	2	4,017	1.9%	407	2.3%
Arkansas Surgical Hospital	1	4,013	1.9%	128	0.7%
Applebee's Neighborhood Grill & Bar	19	3,594	1.7%	95	0.5%
Centene Corp.	1	3,056	1.5%	220	1.3%
SiteOne Landscape Supply	9	2,769	1.3%	97	0.6%
Rochester Regional Health System	1	2,729	1.3%	120	0.7%
Froedtert & Medical College of Wisconsin	4	2,704	1.3%	90	0.5%
Raben Tire & Auto Service	19	2,688	1.3%	455	2.6%
Preferred Freezer	1	2,684	1.3%	260	1.5%
Total Top 20 Brands	305	$91,219	43.4%	5,994	34.5%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	15

Q2 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Retail - Casual Dining	111	$24,895	11.9%	713	4.1%
Retail - QSR	153	23,568	11.3%	471	2.7%
Retail - Other	94	23,852	11.4%	1,885	10.9%
Retail Total	358	72,315	34.6%	3,069	17.7%
Industrial - Warehouse/Distribution	21	27,615	13.2%	3,433	19.8%
Industrial - Manufacturing	43	21,020	10.0%	4,547	26.2%
Industrial - Flex	11	13,341	6.4%	1,837	10.6%
Industrial - Other	6	7,265	3.5%	779	4.4%
Industrial Total	81	69,241	33.1%	10,596	61.0%
Healthcare - Clinical	44	22,361	10.7%	1,098	6.3%
Healthcare - Surgical	13	9,775	4.7%	322	1.9%
Healthcare - Other	33	8,038	3.8%	329	1.9%
Healthcare Total	90	40,174	19.2%	1,749	10.1%
Office Total	15	19,048	9.1%	1,369	7.9%
Other Total	14	8,433	4.0%	567	3.3%
Total	558	$209,211	100.0%	17,350	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	266	$49,128	23.5%	1,219	7.0%
Healthcare Facilities	78	34,812	16.6%	1,405	8.1%
Home Furnishing Retail	19	11,834	5.7%	1,300	7.5%
Specialized Consumer Services	36	9,364	4.5%	736	4.2%
Packaged Foods & Meats	5	8,835	4.2%	727	4.2%
Auto Parts & Equipment	31	8,769	4.2%	2,008	11.6%
Healthcare Services	12	6,567	3.1%	428	2.5%
Air Freight & Logistics	3	6,189	3.0%	436	2.5%
Industrial Conglomerates	2	4,552	2.2%	545	3.1%
Multi-line Insurance	2	4,017	1.9%	407	2.3%
Distributors	10	3,928	1.9%	336	1.9%
Life Sciences Tools & Services	5	3,925	1.9%	301	1.7%
Industrial Machinery	11	3,500	1.7%	782	4.5%
Aerospace & Defense	5	3,465	1.7%	690	4.0%
Metal & Glass Containers	3	3,176	1.5%	516	3.0%
All others (29)	70	47,150	22.4%	5,514	31.9%
Total Industries	558	$209,211	100.0%	17,350	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	16

Q2 2018 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 558 TOTAL STATES: 42

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	46	$19,506	9.3%	1,796	10.4%	LA	2	$2,726	1.3%	161	0.9%
FL	49	16,842	8.1%	819	4.7%	NM	7	2,382	1.1%	77	0.4%
WI	30	14,093	6.7%	1,365	7.9%	KS	7	2,352	1.1%	72	0.4%
MI	27	13,693	6.5%	1,293	7.5%	AZ	3	2,103	1.0%	138	0.8%
OH	32	10,941	5.2%	822	4.7%	WA	12	2,086	1.0%	103	0.6%
IL	18	10,677	5.1%	1,023	5.9%	UT	5	1,984	1.0%	149	0.9%
NC	27	9,808	4.7%	1,090	6.3%	IA	1	1,674	0.8%	411	2.4%
PA	16	9,032	4.3%	1,067	6.1%	MA	2	1,659	0.8%	309	1.8%
MN	14	8,390	4.0%	1,096	6.3%	CT	2	1,591	0.8%	55	0.3%
CA	9	8,123	3.9%	674	3.9%	WV	8	1,578	0.8%	36	0.2%
NY	13	7,682	3.7%	413	2.4%	NE	5	1,558	0.7%	164	0.9%
AL	44	7,634	3.7%	169	1.0%	MD	3	1,316	0.6%	99	0.6%
AR	11	7,170	3.4%	284	1.6%	SC	5	1,274	0.6%	200	1.2%
IN	22	6,937	3.3%	801	4.6%	NV	2	1,262	0.6%	81	0.5%
OK	30	6,221	3.0%	623	3.6%	CO	3	1,223	0.6%	94	0.5%
TN	32	5,526	2.6%	171	1.0%	MT	5	735	0.4%	14	0.1%
GA	20	4,283	2.0%	616	3.5%	DE	3	651	0.3%	35	0.2%
VA	11	3,743	1.8%	68	0.4%	WY	1	279	0.1%	21	0.1%
KY	16	3,515	1.7%	156	0.9%	MS	1	259	0.1%	7	<0.1%
NJ	3	3,304	1.6%	275	1.6%	ND	1	228	0.1%	3	<0.1%
MO	9	3,074	1.5%	496	2.9%	OR	1	97	0.1%	4	<0.1%
						Total	558	$209,211	100.0%	17,350	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	17

Q2 2018 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 12.9 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2018	—	—	—%	—	—%
2019	1	117	0.1%	2	<0.1%
2020	3	1,112	0.5%	95	0.5%
2021	5	733	0.4%	15	0.1%
2022	3	2,477	1.2%	87	0.5%
2023	12	6,424	3.1%	696	4.0%
2024	15	14,194	6.8%	1,741	10.0%
2025	8	1,909	0.9%	117	0.7%
2026	27	11,977	5.7%	797	4.6%
2027	34	18,653	8.9%	1,721	9.9%
2028	29	15,039	7.2%	1,464	8.4%
2029	63	18,258	8.7%	2,696	15.5%
Thereafter	358	118,318	56.5%	7,919	45.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	18

Q2 2018 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

Year-to-date total return through June 30, 2018, assuming dividend reinvestment, was 5.79%.

On August 8, 2018, the Determined Share Value of our common stock was increased 2.41%, from $83.00 to $85.00. Year-to-date total return, assuming dividend reinvestment, through August 31, 2018 is projected to be 9.49%.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	19

Q2 2018 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s board of directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the 2002 White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of depreciated real estate assets, depreciation and amortization expense from real estate assets, and impairment charges related to previously depreciated real estate assets. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of debt issuance costs, amortization of net mortgage premiums, amortization of lease intangibles, (gain) loss on interest rate swaps and other non-cash interest expense, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	20